ALLONGE TO REAL ESTATE LOAN NOTE

Payor:                       Blonder Tongue Laboratories, Inc.

Payee:                       CoreStates Bank, N.A., (successor to
                             Meridian Bank)

Date of Note:                May 23, 1996

Principal Amount:            $2,800,000

                  The first sentence of the first paragraph of the Note referred to above is hereby amended in its entirety as follows:

                  FOR VALUE RECEIVED, BLONDER TONGUE LABORATORIES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of CORESTATES BANK, N.A. (successor to Meridian Bank) (the "Bank") the principal amount of TWO MILLION EIGHT HUNDRED THOUSAND DOLLARS ($2,800,000) in one hundred nineteen (119) consecutive monthly payments of $15,555.56 payable on the first day of each month, commencing June 1, 1996, and a final installment, consisting of the entire remaining principal balance together with all accrued but unpaid interest thereon, payable on May 1, 2006.

                  The Note referred to above is further amended such that all references therein to the "National Commercial Rate" shall be deemed to mean the "Prime Rate."

                  This Allonge shall be and remain attached to and shall constitute an integral part of the above-described Note from and after the date hereof. The undersigned warrants, represents and confirms unto Payee that this Allonge shall not constitute a novation of the indebtedness evidenced by the Note, and that, except as modified hereby, all of the terms and provisions of the Note referenced above are hereby ratified and confirmed.

                  Intending to be legally bound hereby, each of the undersigned have duly executed this Allonge as of the 26th day of September, 1996.

                                            BLONDER TONGUE LABORATORIES, INC.

                                            By:_______________________________
                                            Title:

                                            CORESTATES BANK, N.A. (successor
                                            to Meridian Bank)

                                            By:_______________________________
                                            Title:


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STATE OF PENNSYLVANIA                :
                                     :        SS
COUNTY OF PHILADELPHIA               :

         I CERTIFY that on September 26, 1996, James A. Luksch, the President of BLONDER TONGUE LABORATORIES, INC., a Delaware corporation, personally appeared before me, who I am satisfied to be the person who signed the foregoing instrument, and acknowledged that he was authorized to execute the same as the act of said corporation.

                                            _________________________________

                                            Name:____________________________
                                            Title:___________________________